UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2015

NEW YORK COMMUNITY BANCORP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-31565	06-1377322
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

615 Merrick Avenue, Westbury, New York 11590

(Address of principal executive offices)

(516) 683-4100

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CURRENT REPORT ON FORM 8-K

Item 8.01	Other Events

Beginning on November 10, 2015, New York Community Bancorp, Inc. (the “Company”) intends to distribute and make available to investors, and to post on its website, a written presentation regarding its business model, its recent financial performance, and the strategic actions it announced on October 29, 2015: the signing of a definitive merger agreement with Astoria Financial Corporation (“Astoria Financial”); the repositioning of its balance sheet in the current fourth quarter; the underwritten common stock offering that was completed on November 4, 2015; and the proposed reduction of its quarterly cash dividend, beginning in the first quarter of 2016.

Item 9.01	Financial Statements and Exhibits

(d)	Attached as Exhibit 99.1 is the text of a written presentation that the Company intends to distribute and make available to investors, and to post on its website, beginning on November 10, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 10, 2015	NEW YORK COMMUNITY BANCORP, INC.

/s/ Ilene A. Angarola
Ilene A. Angarola
Executive Vice President
and Director, Investor Relations

EXHIBIT INDEX

Exhibit 99.1	Written presentation to be distributed and made available to investors, and posted on the Company’s website, beginning on November 10, 2015.